Subsequent Events (Details) - Subsequent Event [Member] - USD ($)	1 Months Ended
	Nov. 24, 2021	Nov. 17, 2021	Nov. 01, 2021
Subsequent Events (Details) [Line Items]
Gross proceeds (in Dollars)		$ 2,000,000
Stock purchase agreement and subscription agreement, description	Pursuant to the Stock Purchase Agreement and Subscription Agreement, which were consummated on November 26, 2021, the Company acquired 70% of the equity of Ameri-Can and 77.78% of the voting equity of Ameri-Can for an aggregate purchase price of: (i) $1.25 million in cash and the issuance of 201,613 shares of Company common stock (the “Purchaser Shares”) to the Sellers; and (ii) $2.5 million in cash to Ameri-Can. Of the remaining 30% of the equity Ameri-Can, 10% is held by one Seller and represents non-voting and non-dilutable equity.
Purchase price per share	$ 6.2
Repurchase price per share	$ 6.2
Convertible debt, percentage	100.00%
Director [Member]
Subsequent Events (Details) [Line Items]
Total shares (in Shares)			300,857